EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of University General Health System, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2013, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), we, Hassan Chahadeh, Chairman of the Board of Directors and Chief Executive Officer and I, Michael L. Griffin, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hassan Chahadeh
February 3, 2014	Hassan Chahadeh Chief Executive Officer

/s/ Michael L. Griffin
Michael L. Griffin Chief Financial Officer